Exhibit(a)(9)

                               SCUDDER TARGET FUND

                     Written Instrument Redesignating Series
                     ---------------------------------------


         The undersigned, being a majority of the duly elected and qualified Trustees of Scudder Target Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Article III, Section 1 and Article IX, Section 4 of the Amended and Restated Agreement and Declaration of Trust dated September 15, 1994 (the "Amended Declaration of Trust"), do hereby redesignate Scudder Retirement Fund Series IV, a series of the Trust, as Scudder Target 2013 Fund. The relative rights and preferences of such series shall continue to be as set forth in the Amended Declaration of Trust.

         This instrument shall constitute an amendment to the Amended Declaration of Trust and shall be effective as of February 15, 2003.

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.



/s/John W. Ballantine                           /s/Lewis A. Burnham
-----------------------------                   -----------------------------
John W. Ballantine, Trustee                     Lewis A. Burnham, Trustee


/s/Donald L. Dunaway                            /s/James R. Edgar
-----------------------------                   -----------------------------
Donald L. Dunaway, Trustee                      James R. Edgar, Trustee


/s/Paul K. Freeman                              /s/William F. Glavin, Jr.
-----------------------------                   -----------------------------
Paul K. Freeman, Trustee                        William F. Glavin, Jr., Trustee


/s/Richard T. Hale                              /s/Robert B. Hoffman
-----------------------------                   -----------------------------
Richard T. Hale, Trustee                        Robert B. Hoffman, Trustee


/s/Shirley D. Peterson                          /s/Fred B. Renwick
-----------------------------                   -----------------------------
Shirley D. Peterson, Trustee                    Fred B. Renwick, Trustee


                                                /s/John G. Weithers
-----------------------------                   -----------------------------
William P. Sommers, Trustee                     John G. Weithers, Trustee




Dated:  November 20, 2002